RENO HIGH SCHOOL
FUND RAISER
REQUEST

This form must be filled out and approved prior to any fund raising activities that include Reno High School students or staff.

Organization:  Thermal Tennis Inc.

Requested by :  Christy Funk, Girl’s Tennis Coach

Date(s) of activity:  June 11 – July 30, 2012

Type of fundraiser:  Thermal Tennis will run kids tennis summer camps from June 11 until July 30, 2012 o n the Reno High School Tennis Courts.

Sales Description:  At the conclusion of the programs, Thermal Tennis will make a donation to the RHS Girl’s Tennis Team and/or tennis court repair accounts.

Product/Service to be sold:  Tennis camps for kids.

Wholesale Cost:  N/A

Retail Price:  N/A

Location of Activity:  (YOU MUST STILL FILL OUT A FACILITY REQUEST FORM WITH MR. ROTHE):  RHS Tennis Courts

It is the responsibility of the advisor to ensure that they are in compliance with all WCSD and Reno High School policies concerning the management of activity funds.

Advisor’s Signature  /s/ Christy Funk      Date 05/10/12

Activities Administrator /s/ Brian D. Rothe                 X  Approved
                                                                                            __ Denied